QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-176901) of FX Alliance, Inc. of our report dated March 29, 2012 relating to the consolidated financial statements and financial statement schedule, which appears in the Form 10-K.

/s/ PricewaterhouseCoopers LLP New York, New York

March 29, 2012

QuickLinks

  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM